Exhibit 99.1

Ironwood Gold Corp. Announces Appointment of Anton Borozdin to Board of Directors

SCOTTSDALE, AZ--(Marketwire - 01/24/11) - Ironwood Gold Corp. (OTC.BB: IROG) (the “Company”) is pleased to introduce Anton S. Borozdin as the latest addition to the Board of Directors.

Mr. Borozdin currently serves as a Vice President of Wealth Management for CBH Compagnie Bancaire Helvétique SA of Geneva. He works in conjunction with in-house portfolio managers, Head of Products and Services, traders, analysts, legal, PR and compliance departments to ensure continuity of high quality service, product delivery and responsiveness to client needs. His responsibilities include a client portfolio with CHF 350 million under management. Previously, he was Client Adviser, Associate Director for UBS AG, Wealth Management in London where he managed a portfolio of high growth and complex relationships culminating in the creation of a client pipeline with over CHF 200 million invested. Prior to this, he was a Relationship Manager with MDM Bank, Private Wealth Management in Moscow where he developed a client database through personal networking from the ground up and originated new business through highly effective networking with third party intermediaries and in-house service providers. Mr. Borozdin earned his BA in Financial Economics at London’s Kingston University and his MA in International Business and Management at the University of Westminster, Westminster Business School in London.

Mr. Behzad Shayanfar, CEO of Ironwood Gold, comments, “We are very pleased to welcome Mr. Borozdin to our organization. His background, industry acumen and financial network provide considerable practical value to our aims. His avid interest and enthusiasm in our endeavour will prove a formidable combination and we look forward to working closely with him as we continue to develop and grow the Company.”

Additional details regarding the Company and its appointments are filed as part of the Company’s continuous public disclosure as a reporting issuer under the Securities Exchange Act of 1934 filed with the Securities and Exchange Commission’s (“SEC”) EDGAR database.

ABOUT IRONWOOD GOLD CORP. (OTC.BB: IROG)

Ironwood Gold Corp. is a mineral exploration and development company building a portfolio of prospective properties containing known deposits of strategic precious metals in politically stable, mining-friendly North American districts with recognized production histories. For more information visit: www.ironwoodgold.com.

Notice Regarding Forward-Looking Statements

This news release contains “forward-looking statements” as that term is defined in Section 27A of the United States Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this press release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among other things, the development, costs and results of new business opportunities. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the inherent uncertainties associated with new projects and development stage companies. These forward-looking statements are made as of the date of this news release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that any beliefs, plans, expectations and intentions contained in this press release are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in our annual report on Form 10-K for the most recent fiscal year, our quarterly reports on Form 10-Q and other periodic reports filed from time-to-time with the Securities and Exchange Commission.

ON BEHALF OF THE BOARD

Ironwood Gold Corp.
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Behzad Shayanfar, CEO

Contact:

Investor Information:
Red Oak Communications, Inc.
Phone: 1-888-356-4942
Email: info@ironwoodgold.com
Web: www.ironwoodgold.com